UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2018, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned -0.61% and Investor Class returned -0.85% compared to the MSCI ACWI ex USA Index (Gross) (“ACWI ex USA Index”) return of 2.25%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 5.99% for the Institutional Class and 5.73% for the Investor Class compared to the ACWI ex USA Index’s average annual total return of 5.29%. At fiscal year-end, the Fund had net assets of $172.8 million.

Performance Review

Developed equity markets rose during the fiscal year following signs of continuing global growth, albeit less synchronized than in calendar 2017, as the US outpaced other developed markets, responding to the continuation of low interest rates and fiscal stimulus. The IHS US Manufacturing Purchasing Managers’ Index (“PMI”) reflected a strong improvement in US manufacturing operating conditions towards the end of the fiscal year, despite a sharp increase in input prices, mainly attributed to tariff increases implemented by the Trump administration. The US has remained resilient in the face of further tariff increases thus far; however, there are signs that the trade conflict has begun to weigh on economies and markets outside of the US. For example, the Eurozone PMI September reading indicated a continuing slowdown in growth (though still above trend), linked to a weakening trade cycle. Trade war fears and uncertainty regarding the Italian budget increased risk aversion among consumers and contributed to low levels of business and consumer optimism. Although domestic consumption has held up thus far due to falling unemployment, weaker exports combined with higher oil prices could stall the growth expansion in the Eurozone. Higher US interest rates and idiosyncratic, country-specific challenges pressured emerging markets during the period. Trade tensions between the US and China also had a negative effect on emerging markets equities during the trailing twelve months. The best performing markets in our investable universe included Qatar, Thailand, the Czech Republic, Israel, and Norway. The biggest laggards included Turkey, Pakistan, the Philippines, Greece, and Brazil. The best performing sectors in the ACWI ex USA Index were energy, health care, and materials, while telecommunication services, real estate, and financials were the worst performing sectors.

For the fiscal year, Fund holdings in the food beverage & tobacco, consumer durables & apparel, banks, software & services, and pharmaceuticals & biotechnology industry groups detracted the most from the Fund’s performance relative to the performance of the ACWI ex USA Index. Holdings in the automobiles & components, transportation, and materials industry groups, as well as an overweight position in the energy industry group and an underweight position in the retailing industry group, offset some of the underperformance. The biggest detractor from absolute return was British American Tobacco Plc (United Kingdom). Other notable detractors included banking & financial services company, UniCredit S.p.A. (Italy), Takeda Pharmaceutical Co., Ltd. (Japan), baked goods food producer, Aryzta AG (Switzerland), and enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). The largest contributor to absolute return was crude oil & natural gas company, BP Plc (United Kingdom). Additional top contributors included automobile manufacturer, Volkswagen AG (Germany), energy supermajor, Royal Dutch Shell Plc (United Kingdom), industrial gas company, Linde AG (Germany), and rail operator, Canadian Pacific Railway (Canada).

2	Causeway International Opportunities Fund

For the emerging markets portion of the Fund’s portfolio, we use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the bottom-up factors we use to forecast alpha (performance in excess of the MSCI Emerging Markets Index), our earnings growth factors demonstrated the strongest performance during the fiscal year. Our technical factors, which measure six- and twelve-month price momentum, were also positive. Our bottom-up valuation factors were relatively flat for the period. Our top-down currency, sector, and macroeconomic factors were positive during the fiscal year. Of our top-down factors, only our country factors delivered negative performance.

Significant Portfolio Changes

In the developed markets portion of the Fund, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included energy management solutions company, Schneider Electric SE (France), construction & mining equipment manufacturer, Komatsu Ltd. (Japan), electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan), financial services company, Zurich Financial Services (Switzerland), as well as decreased exposure to multinational electric utility company, ENGIE SA (France). Significant purchases included two new additions to the Fund: jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom) and property & casualty insurer, Sompo Holdings, Inc. (Japan), along with an increased weight to industrial gas company, Linde AG (Germany), Takeda Pharmaceutical Co., Ltd. (Japan), and life insurer, Prudential Plc (United Kingdom).

The emerging markets portion of the Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative security selection process. We increased active weightings (compared to the MSCI Emerging Markets Index weightings) to the consumer discretionary and energy sectors, and reduced active weightings to the information technology and utilities sectors. Notable changes in the emerging markets portion of the Fund’s active country weightings included increases to exposure in Mexico, India, and South Korea. We reduced exposure to China, Thailand, and Turkey. Significant net purchases over the fiscal year included cement manufacturer, Anhui Conch Cement Co., Ltd. (China), diversified metals & mining operator, Vale SA (Brazil), and oil exploration & production giant, Gazprom PJSC (Russia). The largest sales included reduced exposure to internet commerce company, Alibaba Group Holding (China), mobile telecommunications operator, China Mobile Ltd. (China), and education services provider, TAL Education Group (China).

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and we are modestly underweight relative to the ACWI ex USA Index. Our valuation factor is currently positive. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is high, a negative indicator for our model. Our

Causeway International Opportunities Fund	3

earnings growth factor is negative for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is inferior to that of developed markets. Our quality metrics, which include such measures as profit margins and return on equity, are positive for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets.

Investment Outlook

The shift to tighter monetary policy in the US and less accommodative policies in other regions is taking dollar liquidity from emerging markets and, we believe, raising the discount rate for investments globally. Value and cyclicality risk factors have been among the worst performers over the year-to-date period, yet both performed well relative to other risk factors in the month of September. As central banks gradually reduce liquidity in the market, the developed markets portion of the Fund continues to emphasize companies with financial strength and abundant free cash flow generation. We believe these companies can reward investors in the present through dividends and share buybacks — rather than in the distant future — and should behave as low duration equities in the face of rising interest rates. Aside from the gradual reduction in liquidity across developed markets in this later stage of the business cycle, concerns of a global trade war have also increased uncertainty for equity markets. In such an environment, we believe companies engaged in operational restructuring are all the more important. We believe that valuations are too low for these stocks, and management teams are working diligently to revitalize earnings growth and boost share prices. Examples of ongoing operational restructuring progress made over the past two years include a global automotive giant (which doubled operational profit margins) and an Italian financial services company (which doubled capital ratios and dramatically reduced bad debts). While shareholders remain patient for the fruits of “self-help” to accrue to these portfolio companies, we believe that their robust cash flow generation should promote generous dividend payouts and share repurchases. This return of capital to shareholders is the “bird in the hand” in investment performance, and may become all the more important in the quarters and years ahead.

After underperforming growth stocks in 2017, emerging market value stocks delivered positive returns in the third calendar quarter and are outperforming emerging market growth stocks over the calendar year-to-date period. Our focus on stocks with attractive valuations and positive momentum for the emerging markets portion of the Fund detracted from performance as investors rotated out of outperforming stocks, regardless of valuations. We emphasize the value factor in our investment process and we also include earnings growth and momentum factors in our alpha model to help the emerging markets portion of the Fund navigate a variety of style regimes, including environments in which value stocks are out of favor.

4	Causeway International Opportunities Fund

We thank you for your continued confidence in Causeway International Opportunities Fund.

September 30, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses. A company may reduce or eliminate its dividend, causing losses to the fund.

Causeway International Opportunities Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI ACWI ex USA (Gross) as of September 30, 2018

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until September, 30, 2019. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current July 24, 2018 prospectus, the Fund’s gross expense ratios were 1.23% and 1.44% for the Institutional Class and Investor Class, respectively and the Fund’s net expense ratios were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI ACWI ex USA (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 46 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
COMMON STOCK
Brazil — 0.9%
Banco do Brasil SA1	45,000	$328
JBS SA	79,400	184
PPLA Participations Ltd.[1]	1,733	—
Smiles Fidelidade SA	5,200	59
Suzano Papel e Celulose SA	24,900	296
Vale SA, Class B ADR	42,704	634

		1,501

Canada — 6.1%
Canadian Pacific Railway Ltd.	8,780	1,857
Encana Corp.	239,799	3,143
Gildan Activewear Inc.	73,999	2,252
Manulife Financial Corp.	187,949	3,360

		10,612

China — 6.4%
Agile Property Holdings Ltd.	100,000	141
Alibaba Group Holding Ltd. ADR[1]	4,865	802
Anhui Conch Cement Co. Ltd., Class H	112,677	680
Baidu Inc. ADR[1]	1,295	296
Bank of China Ltd., Class H	1,614,000	717
China Communications Construction Co. Ltd., Class H	314,000	321
China Construction Bank Corp., Class H	1,425,741	1,246
China Everbright International Ltd.	87,000	75
China Lumena New Materials Corp.[1,2,3]	196,000	—
China Mobile Ltd. ADR	300	15
China Petroleum & Chemical Corp., Class H	992,000	993
China Railway Construction Corp. Ltd., Class H	178,500	241
China Railway Group Ltd., Class H	233,000	231
China Shenhua Energy Co. Ltd., Class H	200,500	458
Daqo New Energy Corp. ADR[1]	2,000	52
Dongfeng Motor Group Co. Ltd., Class H	160,000	165

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
China — (continued)
Fosun International Ltd.	137,000	$241
Guangzhou Automobile Group Co. Ltd., Class H	214,000	237
Guangzhou R&F Properties Co. Ltd., Class H	201,200	369
Huazhu Group Ltd. ADR	1,600	52
KWG Property Holding Ltd.	130,000	119
Nine Dragons Paper Holdings Ltd.	122,000	132
PetroChina Co. Ltd., Class H	160,000	130
Ping An Insurance Group Co. of China Ltd., Class H	49,000	498
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	44,400	111
Shimao Property Holdings Ltd.	95,000	237
Sinopharm Group Co. Ltd., Class H	48,000	235
Tencent Holdings Ltd.	44,169	1,823
Xinyi Glass Holdings Ltd.	42,000	53
YY Inc. ADR[1]	3,100	232
Zhejiang Expressway Co. Ltd., Class H	198,000	165

		11,067

Czech Republic — 0.1%
CEZ AS	5,529	141

Denmark — 0.1%
AP Moller — Maersk A, Class B	146	205

France — 2.2%
BNP Paribas SA	43,531	2,664
Engie SA	76,447	1,124

		3,788

Germany — 8.2%
BASF SE	48,454	4,307
Deutsche Post AG	41,434	1,477
Linde AG	23,711	5,608
SAP SE	23,002	2,831

		14,223

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
India — 2.5%
Adani Ports & Special Economic Zone Ltd.	25,755	$117
Biocon Ltd.	4,081	39
Cipla Ltd.	6,766	61
Dishman Carbogen Amcis Ltd.[1]	25,085	86
HCL Technologies Ltd.	23,389	351
HEG Ltd.	4,014	185
Hindalco Industries Ltd.	161,270	511
Hindustan Petroleum Corp. Ltd.	43,910	152
Hindustan Unilever Ltd.	9,969	221
ICICI Bank Ltd. ADR	12,895	109
Indian Oil Corp. Ltd.	103,729	219
Jubilant Foodworks Ltd.	15,544	264
Mahindra & Mahindra Ltd.	26,582	316
Oil & Natural Gas Corp. Ltd.	85,303	209
Reliance Capital Ltd.	20,323	79
Reliance Infrastructure Ltd.	29,557	122
Rural Electrification Corp. Ltd.	66,540	90
Tata Consultancy Services Ltd.	16,117	486
Tata Steel Ltd.	52,634	422
UPL Ltd.	8,292	76
Vedanta Ltd.	85,810	275

		4,390

Indonesia — 0.1%
Bank Negara Indonesia Persero Tbk PT	115,400	57
Indofood Sukses Makmur Tbk PT	224,800	89
Telekomunikasi Indonesia Persero Tbk PT	79,600	20

		166

Italy — 2.7%
UniCredit SpA	307,172	4,624

Japan — 10.8%
East Japan Railway Co.	31,600	2,935

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
Japan — (continued)
Fanuc Corp.	6,500	$1,225
Japan Airlines Co. Ltd.	70,800	2,545
KDDI Corp.	141,200	3,901
Sompo Holdings Inc.	49,000	2,087
Sumitomo Mitsui Financial Group Inc.	46,600	1,881
Takeda Pharmaceutical Co. Ltd.	96,600	4,133

		18,707

Malaysia — 0.4%
AirAsia Group Bhd	246,000	188
CIMB Group Holdings Bhd	47,300	69
Malayan Banking Bhd	70,414	166
Tenaga Nasional Bhd	65,500	245

		668

Mexico — 0.1%
Alfa SAB de CV, Class A	68,200	88
Arca Continental SAB de CV	9,200	59
Gruma SAB de CV, Class B	4,030	51
Kimberly-Clark de Mexico SAB de CV, Class A	29,000	52

		250

Netherlands — 2.8%
Akzo Nobel NV	41,913	3,919
ING Groep NV	69,859	907

		4,826

Peru — 0.3%
Credicorp Ltd.	2,500	558

Poland — 0.2%
PGE Polska Grupa Energetyczna SA1	54,561	141
Polski Koncern Naftowy Orlen SA	1,937	53

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
Poland — (continued)
Powszechny Zaklad Ubezpieczen SA	8,673	$93

		287

Russia — 1.3%
Gazprom PJSC ADR	125,785	629
Lukoil PJSC ADR	9,236	708
Mobile Telesystems ADR	20,600	176
Sberbank of Russia ADR	52,064	660
Tatneft PAO ADR	1,550	119

		2,292

South Africa — 0.4%
Absa Group Ltd.	17,401	187
Barloworld Ltd.	6,304	55
Exxaro Resources Ltd.	11,292	116
FirstRand Ltd.	6,339	30
Mediclinic International PLC	7,625	43
MMI Holdings Ltd.	67,518	83
Naspers Ltd., Class N	71	15
Redefine Properties Ltd.[4]	146,224	104

		633

South Korea — 4.0%
Hana Financial Group Inc.	11,328	455
Hanwha Corp.	4,700	139
Hyosung Corp.	2,839	123
Hyundai Marine & Fire Insurance Co. Ltd.	3,753	142
KB Financial Group Inc.	12,808	626
Kia Motors Corp.	7,733	245
LG Corp.	4,612	302
LG Electronics Inc.	3,088	198
Meritz Fire & Marine Insurance Co. Ltd.	636	11
POSCO	2,520	669
Samsung Electronics Co. Ltd.	52,495	2,198

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
South Korea — (continued)
SK Hynix Inc.	13,726	$904
SK Innovation Co. Ltd.	1,221	237
SK Telecom Co. Ltd.	1,621	412
Woori Bank	14,740	224

		6,885

Spain — 1.0%
CaixaBank SA	337,473	1,543
Red Electrica Corp. SA	6,558	137

		1,680

Switzerland — 9.0%
ABB Ltd.	187,238	4,424
Aryzta AG1	40,800	388
Cie Financiere Richemont SA	29,266	2,386
Givaudan SA	619	1,522
Novartis AG	46,363	3,987
Roche Holding AG	11,972	2,901

		15,608

Taiwan — 2.9%
Arcadyan Technology Corp.	44,000	78
Catcher Technology Co. Ltd.	35,000	385
Cathay Financial Holding Co. Ltd.	179,000	308
Chicony Electronics Co. Ltd.	420	1
Compal Electronics Inc.	209,000	130
Compeq Manufacturing Co. Ltd.	61,000	48
Coretronic Corp.	48,800	86
CTBC Financial Holding Co. Ltd.	285,000	215
FLEXium Interconnect Inc.	26,732	76
Formosa Chemicals & Fibre Corp.	55,000	230
HON HAI Precision Industry Co. Ltd.	195,365	507
Inventec Corp.	211,000	189
Lite-On Technology Corp.	95,896	121

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
Taiwan — (continued)
Pegatron Corp.	137,000	$274
Powertech Technology Inc.	128,000	349
Radiant Opto-Electronics Corp.	25,000	57
Taiwan Cement Corp.	155,000	209
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,716	782
TCI Co. Ltd.	11,000	177
WPG Holdings Ltd.[2]	114,080	152
Yageo Corp.	28,358	426
Yuanta Financial Holding Co. Ltd.	303,000	160

		4,960

Thailand — 1.3%
Bangkok Dusit Medical Services PCL, Class F	104,200	82
Charoen Pokphand Foods PCL	164,300	128
Kiatnakin Bank PCL	77,500	180
Krung Thai Bank PCL	324,200	203
PTT PCL	530,800	890
Sansiri PCL	1,904,000	98
Thai Oil PCL	74,800	205
Thanachart Capital	164,800	274
Tisco Financial Group PCL	38,800	100

		2,160

Turkey — 0.4%
Eregli Demir ve Celik Fabrikalari TAS	23,050	42
Haci Omer Sabanci Holding AS	74,894	95
Tekfen Holding AS	63,500	227
Tupras Turkiye Petrol Rafinerileri AS	2,108	47
Turkcell Iletisim Hizmetleri AS	73,258	140
Turkiye Garanti Bankasi AS	65,631	84

		635

United Arab Emirates — 0.1%
DAMAC Properties Dubai Co. PJSC	166,078	92

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
United Arab Emirates — (continued)
Dubai Islamic Bank PJSC	100,877	$148

		240

United Kingdom — 28.0%
AstraZeneca PLC	44,551	3,463
Aviva PLC	421,602	2,690
Balfour Beatty PLC	359,637	1,285
Barclays PLC	1,752,887	3,925
BHP Billiton PLC	51,009	1,111
BP PLC	494,236	3,796
British American Tobacco PLC	109,168	5,100
Carnival PLC	38,007	2,360
Cobham PLC[1]	1,234,743	1,879
Diageo PLC	41,614	1,475
GlaxoSmithKline PLC	86,124	1,725
Johnson Matthey PLC	6,696	311
Lloyds Banking Group PLC	2,106,146	1,627
Micro Focus International PLC	91,795	1,710
Prudential PLC	177,638	4,074
Rolls-Royce Group PLC[1]	201,805	2,597
Royal Dutch Shell PLC, Class B	115,338	4,043
SSE PLC	192,439	2,874
Vodafone Group PLC	1,107,992	2,376

		48,421

Total Common Stock
(Cost $159,576) — 92.3%		159,527

PREFERRED STOCK
Germany — 3.5%
Volkswagen AG	34,845	6,133

Total Preferred Stock
(Cost $4,921) — 3.5%		6,133

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Opportunities Fund	Number of Shares	Value
PREFERENCE STOCK
Brazil — 0.3%
Cia Paranaense de Energia	12,300	$65
Itausa — Investimentos Itau SA	184,715	460

		525

South Korea — 0.2%
LG Chemical Ltd.	794	146
Samsung Electronics Co. Ltd.	4,070	139

		285

Total Preference Stock
(Cost $1,004) — 0.5%		810

SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.970%**	5,908,403	5,908

Total Short-Term Investment
(Cost $5,908) — 3.4%		5,908

Total Investments — 99.7%
(Cost $171,409)		172,378

Other Assets in Excess of Liabilities — 0.3%		459

Net Assets — 100.0%		$172,837

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2018.
1	Non-income producing security.
2

Level 3 security in accordance with fair value hierarchy. Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2018 was $152 and represented 0.1% of net assets.

3	Securities considered illiquid. The total market value of such securities as of September 30, 2018 was $– and represented 0.0% of net assets.
4	Real Estate Investment Trust.
ADR	American Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2018:

Investments in Securities	Level 1	Level 2†	Level 3††		Total
Common Stock
Brazil	$1,501	$—	$—		$1,501
Canada	10,612	—	—		10,612
China	11,067	—	—	*	11,067
Czech Republic	—	141	—		141
Denmark	205	—	—		205
France	3,788	—	—		3,788
Germany	14,223	—	—		14,223
India	4,390	—	—		4,390
Indonesia	166	—	—		166
Italy	4,624	—	—		4,624
Japan	18,707	—	—		18,707
Malaysia	668	—	—		668
Mexico	250	—	—		250
Netherlands	4,826	—	—		4,826
Peru	558	—	—		558
Poland	287	—	—		287
Russia	2,292	—	—		2,292
South Africa	633	—	—		633
South Korea	6,885	—	—		6,885
Spain	1,680	—	—		1,680
Switzerland	15,608	—	—		15,608
Taiwan	4,808	—	152		4,960
Thailand	—	2,160	—		2,160
Turkey	635	—	—		635
United Arab Emirates	—	240	—		240
United Kingdom	48,421	—	—		48,421

Total Common Stock	156,834	2,541	152		159,527

Preferred Stock	6,133	—	—		6,133

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2018

Investments in Securities	Level 1	Level 2†	Level 3††	Total
Preference Stock
Brazil	$525	$—	$—	$525
South Korea	285	—	—	285

Total Preference Stock	810	—	—	810

Short-Term Investment	5,908	—	—	5,908

Total Investments in Securities	$169,685	$2,541	$152	$172,378

†

Holdings represent securities trading outside the United States, the values of which were adjusted due to market closures and/or due to “foreign line” securities using “local line” prices. Securities with a value of $141, which represented 0.0% of the net assets of the Fund, transferred from Level 1 to Level 2 since the prior fiscal year end, primarily due to market movements following the close of local trading that did not trigger the fair valuation of certain securities at the end of the prior fiscal year, but triggered fair valuation at the end of the current fiscal year.

††

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets. Securities with a value of $152, which represented 0.0% of the net assets of the Fund, transferred from Level 1 to Level 3 since the prior fiscal year end, due to such securities being fair valued at fiscal year end.

*	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

SECTOR DIVERSIFICATION

As of September 30, 2018, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	21.6%	0.0%	0.3%	21.9%

Industrials	13.4	0.0	0.0	13.4

Energy	11.8	0.0	0.0	11.8

Health Care	9.8	0.0	0.0	9.8

Materials	9.6	0.0	0.1	9.7

Consumer Discretionary	5.5	3.5	0.0	9.0

Information Technology	7.0	0.0	0.1	7.1

Communication Services	5.5	0.0	0.0	5.5

Consumer Staples	4.6	0.0	0.0	4.6

Utilities	2.8	0.0	0.0	2.8

Real Estate	0.7	0.0	0.0	0.7

Total	92.3	3.5	0.5	96.3

Short-Term Investment				3.4

Other Assets in Excess of Liabilities				0.3

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/18
ASSETS:
Investments at Value (Cost $171,409)	$172,378
Foreign Currency (Cost $47)	47
Receivable for Fund Shares Sold	1,092
Receivable for Tax Reclaims	425
Receivable for Dividends	364
Receivable for Investment Securities Sold	300
Unrealized Appreciation on Spot Foreign Currency Contracts	1
Prepaid Expenses	9

Total Assets	174,616

LIABILITIES:
Payable for Investment Securities Purchased	1,485
Payable Due to Adviser	131
Accrued Foreign Capital Gains Tax on Appreciated Securities	12
Payable Due to Administrator	4
Unrealized Depreciation on Spot Foreign Currency Contracts	3
Payable for Shareholder Service Fees — Investor Class	2
Payable for Trustees’ Fees	2
Due to Custodian	1
Other Accrued Expenses	139

Total Liabilities	1,779

Net Assets	$172,837

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$171,223
Undistributed Net Investment Income	3,268
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(2,607)
Net Unrealized Appreciation on Investments	969
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(12)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(4)

Net Assets	$172,837

Net Asset Value Per Share (based on net assets of $163,507,777 ÷ 11,925,379 shares) — Institutional Class	$13.71

Net Asset Value Per Share (based on net assets of $9,329,658 ÷ 685,883 shares) — Investor Class	$13.60

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/17 to 9/30/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $473)	$5,294

Total Investment Income	5,294

EXPENSES:
Investment Advisory Fees	1,319
Custodian Fees	155
Transfer Agent Fees	62
Professional Fees	50
Administration Fees	45
Registration Fees	43
Pricing Fees	25
Shareholder Service Fees — Investor Class	18 (1)
Printing Fees	18
Line of Credit	8
Trustees’ Fees	6
Other Fees	6

Total Expenses	1,755

Waiver of Investment Advisory Fees	(5)

Total Waiver	(5)

Net Expenses	1,750

Net Investment Income	3,544

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	8,961
Net Realized Loss from Foreign Currency Transactions	(71)
Net Change in Unrealized Depreciation on Investments	(15,505)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	15
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(12)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(6,612)

Net Decrease in Net Assets Resulting from Operations	$(3,068)

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $3. Excluding the adjustment, shareholder service fees would have been $21.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/17 to 9/30/18	10/01/16 to 9/30/17
OPERATIONS:
Net Investment Income	$3,544	$1,905
Net Realized Gain on Investments	8,961	835
Net Realized (Loss) from Foreign Currency Transactions	(71)	(49)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(15,505)	17,328
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	15	(3)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(12)	3

Net Increase (Decrease) in Net Assets Resulting From Operations	(3,068)	20,019

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,079)	(2,896)
Investor Class	(110)	(115)

Total Dividends from Net Investment Income	(2,189)	(3,011)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	40,056	14,736
Redemption Fees(2)	7	6

Total Increase in Net Assets	34,806	31,750

NET ASSETS:
Beginning of Year	138,031	106,281

End of Year	$172,837	$138,031

Undistributed Net Investment Income	$3,268	$1,660

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	21

FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
Institutional
2018	14.00	0.31	(0.39)	(0.08)	(0.21)	—	(0.21)	—	(1)
2017	11.85	0.24	2.36	2.60	(0.45)	—	(0.45)	—	(1)
2016	11.55	0.24	0.25 (2)	0.49	(0.16)	(0.03)	(0.19)	—	(1)
2015	13.61	0.21	(1.78)	(1.57)	—	(0.49)	(0.49)	—	(1)
2014	13.11	0.12	0.58	0.70	(0.13)	(0.07)	(0.20)	—
Investor
2018	13.90	0.26	(0.37)	(0.11)	(0.19)	—	(0.19)	—	(1)
2017	11.77	0.24	2.31	2.55	(0.42)	—	(0.42)	—	(1)
2016	11.47	0.20	0.27 (2)	0.47	(0.14)	(0.03)	(0.17)	—	(1)
2015	13.56	0.20	(1.80)	(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0.55	0.66	(0.10)	(0.07)	(0.17)	—

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

The amount shown for the year ended September 30, 2016 for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(3)

In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.

(4)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.
(5)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.30% and 1.82%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

13.71	(0.61)	163,508	1.05		1.05		2.17		35
14.00	22.82	130,357	1.05		1.23		1.88		62
11.85	4.27	103,665	1.05		1.10		2.10		63
11.55	(11.83)	115,881	1.02	(3)	1.17		1.64		37	(4)
13.61	5.39	76,848	0.11		0.38		0.88		33

13.60	(0.85)	9,329	1.27	(5)	1.27	(5)	1.86	(5)	35
13.90	22.54	7,674	1.30		1.44		1.86		62
11.77	4.07	2,616	1.30		1.35		1.72		63
11.47	(12.11)	2,975	1.28	(3)	1.44		1.56		37	(4)
13.56	5.08	1,338	0.36		0.63		0.80		33

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) or via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than those held in the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as tax benefits or expenses in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (during the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2018, the Institutional Class and Investor Class retained $5,815 and $1,258 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2018, the Fund received commission recapture payments of $3,399.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through September 30, 2019 to waive its fee and to the extent necessary, reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2018, the Adviser waived fees of $4,773. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2018, the Investor Class paid 0.22% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2018, approximately $394 thousand of the Fund’s shares were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2018, for the Fund were as follows (000):

Purchases	Sales
$96,267	$56,106

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2018, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $12,455.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to passive foreign investment companies and foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2018 (000):

Undistributed Net Investment Income	Accumulated Net Realized Gain
$253	$(253)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows (000):

	Ordinary Income	Total
2018	$2,189	$2,189
2017	3,011	3,011

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,269
Capital Loss Carryforwards	(1,061)
Unrealized Depreciation	(595)
Other Temporary Differences	1

Total Distributable Earnings	$1,614

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows:

Short-Term Loss	Long-Term Loss	Total
$1,061	$—	$1,061

At September 30, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$172,955	$11,953	$(12,544)	$(591)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2018		Fiscal Year Ended September 30, 2017
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	4,096	$58,687	3,412	$44,168
Shares Issued in Reinvestment of Dividends and Distributions	133	1,922	253	2,872
Shares Redeemed	(1,612)	(22,403)	(3,105)	(36,352)

Increase in Shares Outstanding Derived from Institutional Class Transactions	2,617	38,206	560	10,688

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

	Fiscal Year Ended September 30, 2018		Fiscal Year Ended September 30, 2017
	Shares	Value	Shares	Value
Investor Class
Shares Sold	190	$2,649	407	$5,015
Shares Issued in Reinvestment of Dividends and Distributions	8	110	10	115
Shares Redeemed	(64)	(909)	(87)	(1,082)

Increase in Shares Outstanding Derived from Investor Class Transactions	134	1,850	330	4,048

Net Increase in Shares Outstanding from Capital Share Transactions	2,751	$40,056	890	$14,736

8.	Significant Shareholder Concentration

As of September 30, 2018, five of the Fund’s shareholders of record owned 80% of Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21, 2018, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, must be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum.

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

Throughout and for the fiscal year ended September 30, 2018, there were no borrowings outstanding under the line of credit.

11.	New Accounting Pronouncements

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway International Opportunities Fund	31

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Opportunities Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2018

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

32	Causeway International Opportunities Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2018, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	1.51%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2018, amounted to $441,933 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ended September 30, 2018. In addition, for the fiscal year ended September 30, 2018, gross income derived from sources within foreign countries amounted to $5,700,787 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Opportunities Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 57	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	8	None

Lawry J. Meister Age: 56	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	8	None

Victoria B. Rogers Age: 57	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	8	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 52	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	8	None

34	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway International Opportunities Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dianne Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 41	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2018, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund — and one investment company with two portfolios — International Value NextShares and Global Value NextShares.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

36	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 to September 30, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Opportunities Fund	37

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$960.10	1.05%	$5.17

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.79	1.05%	$5.33
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$959.10	1.30%	$6.39

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.54	1.30%	$6.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

38	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 6, 2018, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”) for a twelve-month period beginning September 20, 2018. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 21, 2018, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees received and reviewed a report prepared by Broadridge Financial Solutions, Inc. (formerly Morningstar, Inc.) providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 6, 2018 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Causeway International Opportunities Fund	39

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2018, compared to the results of the MSCI ACWI ex USA Index (Gross), the median results of the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category, and the median results of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year and five-year periods, and had underperformed its peer group for the prior three-year period. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 80 basis points for its Broadridge peer group and a range of 55-110 basis points for the funds in its peer group. They noted that the Fund’s Institutional Class annual expense ratio of 105 basis points, after application of the Adviser’s expense limit agreement, was 7 basis points above the median of the funds in its Broadridge peer group and within the range of 75-131 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2018 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, even

40	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

though it had increased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 21, 2018 and August 6, 2018 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 6, 2018 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2018.

Causeway International Opportunities Fund	41

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-004-0900

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2018, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2018 and 2017 were as follows:

		2018	2017
(a)	Audit Fees	$283,460	$235,010
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$34,200	$53,280
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796. For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 7, 2018

*	Print the name and title of each signing officer under his or her signature.